Exhibit 10.4

Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions marked [***].

AMENDMENT NO. 3 TO COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 3 to the Collaboration and License Agreement (“Amendment”) is made and entered into by and between Kyowa Hakko Kirin Co., Ltd., a company organized and existing under the laws of Japan, with an address at 1-9-2 Otemachi, Chiyoda-ku, Tokyo, 100-0004, Japan (“KHK”) and Ultragenyx Pharmaceutical Inc., a company organized and existing under the laws of the State of Delaware, with an address at 60 Leveroni Court, Novato, California 94949, USA (“UGNX”).

RECITALS

A.

WHEREAS, KHK and UGNX entered into a Collaboration and License Agreement effective as of August 29, 2013 (the “Original Agreement”) as well as an Amendment No.1 to Collaboration and License Agreement effective as of August 24, 2015 and an Amendment No.2 to Collaboration and License Agreement effective as of November 28, 2016 (together with the Original Agreement, the “Agreement”).

B.	WHEREAS, KHK has been licensed certain patents by [***] and the Parties desire to treat such patents as the Licensed Patent Rights under the Agreement.

C.	WHEREAS, both Parties wish to further amend the Agreement as set forth below.

D.	NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the Parties agree as follows:

1.	This Amendment shall be effective as of September 29, 2017 (the “Amendment Effective Date”).

2.	Any capitalized terms that are not defined in this Amendment will have their respective meanings set forth in the Agreement.

3.	The following two patents (collectively, the “Added Patent Rights”) shall be added to the Licensed Patent Rights.

1) U.S. Patent [***]

(Title: [***])

(Application No.: [***])

(Filling Date: [***])

(Issue Date: [***])

(Applicant/Assignee: [***])

Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions marked [***].

2) U.S. Patent [***]

(Title: [***])

(Application No.: [***])

(Filling Date: [***])

(Issue Date: [***])

(Applicant/Assignee: [***])

4.

To the extent enforceable under applicable law, the parties acknowledge and agree that KHK may terminate the License Agreement at KHK’s sole and absolute discretion, in the event UGNX (or its sublicensee(s), if applicable) [***]

5.	Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein.

6.

This Amendment may be executed in identical duplicate copies exchanged by facsimile or e-mail (PDF form) transmission.  The Parties agree to execute two identical original copies of this Amendment after exchanging signed facsimile versions.  Each identical counterpart will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 3 to Collaboration and License Agreement to be effective as of the Amendment Effective Date.

KYOWA HAKKO KIRIN CO., LTD By:/s/ Masahi Miyamoto Name:Masahi Miyamoto Title:Director of the Board, Managing Executive Officer, Director, Corporate Strategy & Planning Department	ULTRAGENYX PHARMACEUTICAL INC. By: /s/ Emil D. Kakkis Name:Emil D. Kakkis Title:President and Chief Executive Officer

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